Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Dollar Tree, Inc. (the Company) on Form 10-Q for the quarter ending July 29, 2023, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jeffrey A. Davis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:
(1)To my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 24, 2023	/s/ Jeffrey A. Davis
Date	Jeffrey A. Davis
Chief Financial Officer
A signed original of this written statement required by Section 906 has been furnished to Dollar Tree, Inc. and will be retained by Dollar Tree, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.